EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Foster Wheeler Ltd. (the “Company”) on Form 10-K/A for the fiscal year ended December 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Kenneth A. Hiltz, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: December 19, 2003

/s/ KENNETH A. HILTZ

Name:	Kenneth A. Hiltz
Title:	Chief Financial Officer